Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$842,057
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,694,122
Dividend Income	269,491
Interest Income	426,619
ETF Transaction Fees	350
Total Income (Loss)	$6,232,639

Expenses
Management Fees	$120,656
Professional Fees	37,371
Brokerage Commissions	11,474
Directors' Fees and insurance	4,499
Total Expenses	$174,000
Net Income (Loss)	$6,058,639

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/24	$178,917,769
Additions (50,000 Shares)	3,216,589
Net Income (Loss)	6,058,639

Net Asset Value End of Month	$188,192,997
Net Asset Value Per Share (2,900,000 Shares)	$64.89

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(5,312,238)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,702,587)
Dividend Income	215,879
Interest Income	408,884
ETF Transaction Fees	2,100
Total Income (Loss)	$(9,387,962)

Expenses
Management Fees	$88,477
Professional Fees	35,603
Brokerage Commissions	3,325
Directors' Fees and insurance	3,581
Total Expenses	$130,986
Net Income (Loss)	$(9,518,948)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/24	$175,861,955
Additions (150,000 Shares)	4,062,072
Withdrawals ((550,000) Shares)	(14,214,318)
Net Income (Loss)	(9,518,948)

Net Asset Value End of Month	$156,190,761
Net Asset Value Per Share (6,050,000 Shares)	$25.82

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(4,470,181)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(8,465)
Dividend Income	485,370
Interest Income	835,503
ETF Transaction Fees	2,450
Total Income (Loss)	$(3,155,323)

Expenses
Management Fees	$209,133
Professional Fees	72,974
Brokerage Commissions	14,799
Directors' Fees and insurance	8,080
Total Expenses	$304,986
Net Income (Loss)	$(3,460,309)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/24	$354,779,724
Additions (200,000 Shares)	7,278,661
Withdrawals (550,000 Shares)	(14,214,318)
Net Income (Loss)	(3,460,309)

Net Asset Value End of Month	$344,383,758

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596